UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2007
ENDWAVE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-31635 (Commission File No.)	95-4333817 (IRS Employer Identification No.)

130 Baytech Drive San Jose, California (Address of principal executive offices)	95134 (Zip Code)
Registrant’s telephone number, including area code (408) 522-3100
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     Execution of Stock Purchase Agreement and Consummation of Stock Purchase
     On December 21, 2007, Endwave Corporation (“Endwave”), Wood River Partners, L.P. and Wood River Partners Offshore, Ltd. (the “Wood River Funds”) and the court-appointed receiver (the “Receiver”) for the Wood River Funds, Wood River Capital Management, L.L.C. and Wood River Associates, L.L.C. (together with the Wood River Funds, the “Wood River Entities”) entered into the stock purchase agreement that was previously announced by Endwave on December 21, 2007 (the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement, on December 24, 2007 Endwave acquired 2,502,247 shares of Endwave common stock held by the Wood River Funds (the “Stock Repurchase”). The remaining 1,600,000 shares of Endwave common stock owned by the Wood River Funds (the “Remaining Shares”) were sold to certain institutional investors (the “Investors”). The price paid by Endwave and the Investors was $6.83 per share in cash.
     Upon the the consummation of the Stock Repurchase, (a) the Wood River Entities reimbursed Endwave for $300,000 for professional expenses incurred by Endwave, (b) the Registration Rights Agreement, dated as of May 23, 2007, between Endwave and the Receiver terminated, and (c) the mutual releases of claims set forth in the amended and restated Settlement Agreement between Endwave and the Receiver previously announced on December 21, 2007 became effective.
     The Stock Purchase Agreement is filed herewith and is incorporated herein by reference. The foregoing is merely a summary of the terms of the agreement and is qualified in its entirety by reference to the full version of the agreement filed herewith.
     Amendment of Rights Plan
     On December 21, 2007, Endwave and ComputerShare Trust Company, N.A., as rights agent, entered into an amendment to Endwave’s Rights Agreement, dated as of December 1, 2005 (the “Rights Agreement”), to provide that any Investor, together with its Affiliates and Associates, that would be the Beneficial Owner of 15% of the Common Shares then outstanding immediately prior to the consummation of the transactions contemplated by the Stock Purchase Agreement, or would otherwise be deemed an Acquiring Person pursuant to Section 1(a) of the Rights Agreement, will not be an Acquiring Person until it, together with its Affiliates and Associates, is the beneficial owner of a number of Common Shares that is greater than the sum of (i) the number of Common Shares purchased by such Investor and its Affiliates and Associates as contemplated by the Stock Purchase Agreement, (ii) the number of Common Shares disclosed as beneficially owned by such Investor and its Affiliates and Associates in the Schedule 13D or Schedule 13G or amendment thereto filed by such Investor or one or more of its Affiliates or Associates with the Securities and Exchange Commission most recently prior to December 21, 2007 and (iii) 100,000 Common Shares, in each case (as adjusted for stock splits, combinations, reclassifications and the like occurring after December 21, 2007). The capitalized terms used in this paragraph that are not defined in this Current Report on Form 8-K have the meanings given to them in the Rights Agreement. Amendment No. 1 to the Rights Agreement is filed herewith and is incorporated herein by reference. The foregoing is merely a summary of the terms of the agreement and is qualified in its entirety by reference to the full version of the agreement filed herewith.
     On December 26, 2007, Endwave announced the execution of the Stock Purchase Agreement and consummation of the Stock Repurchase via press release. Such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
     The discussion regarding the termination of the Registration Rights Agreement in Item 1.01 is incorporated herein by reference.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
     The discussion regarding the consummation of the Stock Repurchase in Item 1.01 is incorporated herein by reference.
ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
     The discussions regarding the termination of the Registration Rights Agreement in Item 1.01 is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.	Exhibit Title
4.1	Amendment No. 1 to Rights Agreement, dated as of December 21, 2007, between Endwave and ComputerShare Trust Company, Inc.

4.2	Stock Purchase Agreement, dated December 21, 2007, entered into between Endwave, Wood River Partners, L.P., Wood River Partners Offshore, Ltd. and, for the limited purpose set forth therein, Arthur J. Steinberg, solely in his capacity as Receiver for Wood River Capital Management, L.L.C., Wood River Associates, L.L.C., Wood River Partners, L.P. and Wood River Partners Offshore, Ltd. and not in his individual capacity (the “Receiver”) (incorporated by reference to Exhibit 10.2 below).

10.2	Stock Purchase Agreement, dated December 21, 2007, entered into between Endwave, Wood River Partners, L.P., Wood River Partners Offshore, Ltd. and, for the limited purpose set forth therein, the Receiver.

99.1	Press release, dated December 26, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Endwave has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION
Dated: December 28, 2007	By:	/s/ Brett W. Wallace
Brett W. Wallace
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title
4.1	Amendment No. 1 to Rights Agreement, dated as of December 21, 2007, between Endwave and ComputerShare Trust Company, Inc.

4.2	Stock Purchase Agreement, dated December 21, 2007, entered into between Endwave, Wood River Partners, L.P., Wood River Partners Offshore, Ltd. and, for the limited purpose set forth therein, Arthur J. Steinberg, solely in his capacity as Receiver for Wood River Capital Management, L.L.C., Wood River Associates, L.L.C., Wood River Partners, L.P. and Wood River Partners Offshore, Ltd. and not in his individual capacity (the “Receiver”) (incorporated by reference to Exhibit 10.2 below).

10.2	Stock Purchase Agreement, dated December 21, 2007, entered into between Endwave, Wood River Partners, L.P., Wood River Partners Offshore, Ltd. and, for the limited purpose set forth therein, the Receiver.

99.1	Press release, dated December 26, 2007